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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 6, 2004
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                        (Date of Earliest Event Reported)



                      CRESCENT REAL ESTATE EQUITIES COMPANY
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             (Exact Name of Registrant as Specified in its Charter)



        TEXAS                       1-13038                    52-1862813
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(State of Incorporation)        (Commission File            (I.R.S. Employer
                                    Number)               Identification Number)


777 MAIN STREET, SUITE 2100, FORT WORTH, TX                       76102
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  (Address of Principal Executive Offices)                      (Zip Code)


                                 (817) 321-2100
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

In accordance with the requirements of SFAS No. 144, Crescent Real Estate Equities Company (the "Company") has updated its previously filed audited consolidated financial statements to reclassify the results of operations of, and any gains or losses recognized on, assets initially designated as held for sale during the nine months ended September 30, 2003, as "Discontinued operations - net income and gain on assets sold and held for sale" in the Company's audited Consolidated Statements of Operations for each of the three years in the period ended December 31, 2002, and to reclassify the carrying value of such assets as Properties held for disposition, net" in its audited Consolidated Balance Sheets as of December 31, 2002 and 2001.

The Company is filing this Form 8-K to make its updated, audited consolidated financial statements, including the notes thereto, publicly available and to update the disclosures in Item 6. Selected Financial Data, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and
Item 8. Financial Statements and Supplementary Data of the Company's Annual Report on Form 10-K for the year ended December 31, 2002 to reflect the changes in such financial statements, with each of Items 6, 7 and 8 presented in their entirety. All other portions of the Company's Annual Report on Form 10-K for the year ended December 31, 2002 are unchanged, and none of the other information contained in such Form 10-K has been updated.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


EXHIBIT NO.       DESCRIPTION

    23.1          Consent of Ernst & Young LLP

    23.2          Consent of Ernst & Young LLP

    99.1 Updated disclosures in Items 6, 7 and 8 of the Company's Annual Report on Form 10-K for the year ended December 31, 2002

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CRESCENT REAL ESTATE EQUITIES COMPANY



Dated:  January 7, 2004              By:   /s/ JERRY R. CRENSHAW, JR.
                                           -------------------------------------
                                           Name: Jerry R. Crenshaw, Jr.
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

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                                INDEX TO EXHIBITS


EXHIBIT NO.         DESCRIPTION
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    23.1          Consent of Ernst & Young LLP

    23.2          Consent of Ernst & Young LLP

    99.1 Updated Items 6, 7 and 8 of the Company's Annual Report on Form 10-K for the year ended December 31, 2002